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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 1, 1999
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                               SVI Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


       0-23049                                          84-1131608
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(Commission File Number)                     IRS Employer Identification No.)


12707 High Bluff Drive, Suite 335, San Diego, California           92130
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (858) 481-4405
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        (Registrant's telephone number, including area code)


           7979 Ivanhoe Avenue, Suite 500, La Jolla, California 92037
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

See attached press release and Amendment to Note.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits

                  Exhibit
                  Number            Description
                  ------            -----------

                  2.1      Amendment to Note

                  99.1     Press release

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:   November 1, 1999

         SVI Holdings, Inc.
           (Registrant)

         By: /s/ David L. Reese
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                  David L. Reese, Chief Financial Officer